                                                                    EXHIBIT 24.3

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John D. Diekman, Ph.D. and Kenneth J. Nussbacher, or either of them, each with the power of substitution, his attorney-in-fact, to sign any amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                         CAPACITY                        DATE
-----------------------------------------------------  ------------------------------------------  ---------------

                                                       Director, and Chief Executive
     ------------------------------------------         Officer (Principal Executive Officer)        May  , 1996
               John D. Diekman, Ph.D.

     ------------------------------------------        Director and President                        May  , 1996
              Stephen P.A. Fodor, Ph.D.

     ------------------------------------------        Director                                      May  , 1996
                  Paul Berg, Ph.D.

     ------------------------------------------        Director                                      May  , 1996
                   Douglas M. Hurt

     ------------------------------------------        Director                                      May  , 1996
                Vernon R. Loucks, Jr.

                   /s/ BARRY C. ROSS, PH.D.
     ------------------------------------------        Director                                     May 10, 1996
                Barry C. Ross, Ph.D.

     ------------------------------------------        Director                                      May  , 1996
                   David B. Singer

     ------------------------------------------        Director                                      May  , 1996
                    John A. Young

     ------------------------------------------        Director                                      May  , 1996
            Alejandro C. Zaffaroni, Ph.D.

                                                       Chief Financial Officer
     ------------------------------------------         (Principal Financial and                     May  , 1996
                Kenneth J. Nussbacher                   Accounting Officer)